EXHIBIT (32)

                           SECTION 1350 CERTIFICATIONS

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Procter & Gamble Company (the "Company") certifies to his knowledge that:

         (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in that Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company.




/S/ A.G. LAFLEY
-----------------------------
(A.G. Lafley)
Chairman of the Board,
President and Chief Executive

October 28, 2003
-----------------------------
Date



A signed original of this written statement required by Section 906 has been provided to The Procter & Gamble Company and will be retained by The Procter & Gamble Company and furnished to the Securities and Exchange Commission or its staff upon request.

                           SECTION 1350 CERTIFICATIONS

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Procter & Gamble Company (the "Company") certifies to his knowledge that:

         (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in that Form 10-Q fairly presents, in all material respects, the financial conditions and results of operations of the Company.




/S/ CLAYTON C. DALEY, JR.
-------------------------------
(Clayton C. Daley, Jr.)
Chief Financial Officer

October 28, 2003
-------------------------------
Date



A signed original of this written statement required by Section 906 has been provided to The Procter & Gamble Company and will be retained by The Procter & Gamble Company and furnished to the Securities and Exchange Commission or its staff upon request.